BLACKROCK FUNDS VI

BlackRock CoreAlpha Bond Fund

(the “Fund”)

Supplement dated September 20, 2019

to the Statement of Additional Information of the Fund,

dated April 30, 2019, as supplemented to date

The following is adopted as a non-fundamental investment restriction of the Fund:

The Fund may not make investments for the purpose of exercising control or management.

The following is adopted as a non-fundamental investment restriction of the CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio II:

The Master Portfolio may not make investments for the purpose of exercising control or management.

Though the above investment restriction of each of the Fund and the Master Portfolio is non-fundamental, each of the Fund’s and the Master Portfolio’s Board of Trustees (each, a “Board”) has adopted a policy whereby the Board agrees to not change or eliminate such investment restriction in the future without the approval of the holders of a majority of the Fund’s outstanding voting securities or the Master Portfolio’s outstanding voting interests, as applicable.

Shareholders should retain this Supplement for future reference.

SAIVI-CAB-0919SUP